Rand Capital Corporation
Since 1969

Rand Capital Corporation is a registered closed-end management investment company investing in the securities of businesses, which offer unique opportunities for growth. Since its formation in 1969, Rand Capital has provided venture capital to support the growth and development of businesses in varied industries, primarily in the Northeastern United States. Rand's portfolio is comprised of such investments which includes debt and/or equity holdings in both private and publicly owned companies. Rand Capital is traded on The NASDAQ SmallCap Market tier under the symbol: RAND.

President's Letter
Allen F. Grum

To Our Shareholders,
     In 1997 we continued executing the business plan that was developed and implemented in 1996. The results can be seen by:

1)   A 163%  increase  in Investment Income, growing from $173,906 to $457,514.

2)   Realized gains on investments totaling $1,304,120.

3) Operating Expenses were maintained at our 1996 levels, which was a decrease of 21% from 1995.

4)   Rand invested a total of $2,542,295 in nine investments.

     The nature of venture capital investing requires a patient long term outlook. Many of our investments have a minimum five year time horizon for maturity. For example, our original 1991 investment of $500,000 in ARS, Inc. matured in 1997, resulting in a realized gain of $757,820. Rand continues to be highly liquid, with over $3,000,000 available for new investments. Our ability to invest these funds is the key to the success of Rand Capital. We look forward to reporting on our progress in the coming quarters. Rand's management would like to thank and acknowledge the role of the of the Board of Directors in providing the support and guidance necessary to successfully execute on the business plan. The following pages contain detailed information about Rand Capital and our investment criteria. We appreciate your support and interest in Rand Capital Corporation.

Sincerely,


March 17, 1998

Schedule of Portfolio Investments
December 31, 1997

                                                                                     Date
                                                                                     Acquired  Equity
Company                                 Type of Investment (a)             (b)       (c)       Cost           Value (d)

American Tactile Corporation            Convertible debentures at 8%        6/23/95     11%    150,000          50,000
Medina,  NY.  Develops  equipment and   due June 2000 and April  2001
systems to produce ADA signs for        with detachable warrants
the visually impaired

ARIA Wireless Systems, Inc.*            Common stock - 438,000 shares       5/23/97      9%    438,000         488,000
Buffalo, NY. Markets radio              Option to purchase 100,000
transmission communication equipment    common shares

ARS, Inc.                               Participation in subordinated        7/1/97      1%  1,000,000       1,029,000
Cheektowaga, NY. Assembles and          debenture at 12%; due July 2002
distributes replacement automotive      thru April 2005 with detachable
products warrants

BioVector, Inc                          Common stock - 50,000 shares        4/17/97      9%     50,000         125,000
Orchard Park, NY. Medical               Convertible promissory note at 8%,                     360,000         360,000
technological sales force company       due April 2002. Option to purchase
                                        140,000 common shares

BioWorks, Inc.                          Series A convertible preferred      11/6/95     <1%     56,000          56,000
Geneva, NY. Develops and manufactures   stock - 32,000 shares
biological alternative to chemical
pesticides

Clearview Cable TV, Inc.                Common stock - 400 shares           2/23/96      5%     55,541          55,541
New Providence, NJ.  Wireless cable
television systems operator

Commercial Maintenance                  Common stock - 163,256 shares      10/16/95     10%    100,000          20,000
Organization, Inc.
Coral Springs, FL.  Maintenance
service network for retailers,
restaurants and vendors

Comptek Research, Inc.*                 Common stock - 49,221 shares^       6/29/95     <1%    693,998         464,023
Buffalo, NY.  Develops electronic       Term loan at prime less 1%, due     9/13/94             61,607          61,607
systems for military and                June 1999
non-military applications

Lightbridge, Inc.*                      Common stock - 14,253 shares        3/31/94     <1%     218,271        218,271
Burlington, MA. Provides software
based services for wireless
telecommunications industry. Acquired
former Coral Systems, Inc.
investment in November 97

Fertility Acoustics, Inc.               Common stock - 50,000 shares.       10/1/97      8%      50,000        125,000
Orchard Park, NY.  Developer of         Option to purchase 15,000
proprietary methods to diagnose         common shares
onset of ovulation

HealthWay Products Company, Inc.        Promissory note at 24%,             3/18/96     <1%     100,000        100,000
Syracuse, NY. Manufactures air          due June 1996. 4,667 warrants
filters and climate control devices     for Series A preferred stock

Heartland Wireless                      Common stock - 7,568 shares^        2/23/96     <1%     171,277         11,118
Communications, Inc.*
Richardson, TX.  Wireless cable
television system operator

J. Giardino                             First mortgage @ 11%                2/26/88      -      194,921        194,921
Buffalo, NY.  Owns and leases
commercial property

MINRAD, Inc.                            Common Stock - 4,000 shares          8/4/97     <1%       9,000         40,000
Orchard Park, NY.  Developer of laser   Term loan at 12%, due March 1998    10/3/97             420,000        420,000
guided surgical devices

MobileMedia Corporation*                Common stock - 71,292 shares^      12/31/90     <1%      94,250              0
New York, NY.  Provider of paging and
other wireless data services

Pathlight Technology, Inc.              Class A Series 1(a) Convertible     10/7/97      3%     100,000        100,000
Ithaca, NY.  Develops high              Preferred stock- 100,000 shares
technology serial storage               with 6% cumulative dividend
architecture for computer indus

Platform Technologies Holdings, LLC     One unit with option for one        9/24/97     <1%         295         25,000
Orchard Park, NY.  Provides sales       additional unit
support and management for unique
medical device and diagnostic businesses

Reflection Technology, Inc.             Series J convertible preferred      10/4/95     <1%     500,000        150,000
Waltham, MA.  Develops and licenses     stock - 243,903 shares
proprietary virtual display technology

Ultra-Scan Corporation                  Common stock - 47,583 shares       12/11/92     12%     276,986              0
Buffalo, NY. Ultrasonic fingerprint     Term loan at 6% due September 1997                       50,000         50,000
scanning technology

Other investments                       Other                                                        60             60
                                                                                                     --             --
                                                        Total portfolio investments           5,150,206      4,143,541
                                                                                              =========      =========

   ^ Unrestricted securities as defined in Note (a) * Publicly-owned Company
                   Notes to Schedule of Portfolio of Investments

(a) Unrestricted securities (indicated by ^) are freely marketable securities having readily available market quotations. All other securities are restricted securities which are subject to one or more restrictions on resale and are not freely marketable. At December 31, 1997, restricted securities represented 80% of the value of the investment portfolio.

(b) The Date Acquired column indicates the year in which the Corporation acquired its first investment in the company or a predecessor company.

(c) The equity percentages express the percent of outstanding voting securities held by the Corporation or the potential percentage of voting securities held by the Corporation or the potential percentage of voting securities held by the Corporation upon exercise of its warrants or conversion of debentures. The symbol "<1%" indicates that the Corporation holds equity interest of less than one percent.

(d) Under the valuation policy of the Corporation, unrestricted securities are valued at the closing bid price for over-the-counter securities for the last three days of the month. Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

Changes in Investments at Cost and Realized Gain: Year Ended December 31, 1997

                                                     Cost Increase      Realized
                                                       (Decrease)    Gain (Loss)

New and Additions to Previous Investments:
     ARIA Wireless Systems, Inc.                    $     438,000
     ARS, Inc.                                          1,000,000
     BioVector, Inc.                                      410,000
     Commercial Maintenance Organization, Inc.             15,000
     Fertility Acoustics, Inc.                             50,000
     MINRAD, Inc.                                         429,000
     Pathlight Technology, Inc.                           100,000
     Platform Technologies Holdings, LLC                      295
     3-D Ventures                                         100,000
                                                          -------
                                                        2,542,295
                                                        ---------
Investments Sold/Exchanged:
     ARS, Inc.                                           (500,000) $   757,820
     Heartland Wireless Communications, Inc.             (133,279)    (101,606)
     Mobile Data Solutions, Inc.                         (100,000)     496,300
     Transworld Telecom, Inc.                            (131,498)     (96,112)
     3-D Ventures                                        (100,000)      50,000
                                                         ---------      ------
                                                         (964,777)    1,106,402
                                                         ---------    ---------
Other Changes:
   Debenture repayments and distributions                (164,598)            -
                                                         ---------    ---------
Net Change in Investments at Cost and Realized Gain $   1,412,920   $ 1,106,402
                                                         =========    =========

Statements of Financial Position: December 31, 1996 and 1997

                                                                       1997        1996
                                                                       ----        ----
Assets
Investments at Directors' valuation
(identified cost:                                           $     4,143,541   $  4,075,174
1997 - $5,150,206; 1996 - $3,737,286)  (Note 1)
Cash and cash equivalents                                         3,031,391      1,605,501
Interest receivable (net of allowance of $58,042 in 1997            103,436        100,411
and $0 in 1996)
Deferred tax asset (Note 2)                                       1,028,400        751,106
Income taxes receivable (Note 2)                                         -           2,581
Other assets                                                        148,732         74,423
                                                                    -------         ------
                Total Assets                                $     8,455,500   $  6,609,196
                                                                  =========      =========
Liabilities and Stockholders' Equity (Net Assets)
Liabilities
Accounts payable and accrued expenses (Notes 4 and 6)       $       113,980   $    150,660
Income taxes payable                                                    300              -
                                                                        ---              -
                Total Liabilities                                   114,280        150,660
                -----------------                                   -------        -------
Stockholders Equity (Net Assets) (Note 3)
Common stock, $.10 par - shares authorized                          570,804        422,548
10,000,000 and 7,000,000, shares issued and outstanding
5,708,034 and 4,225,477 in 1997 and 1996
Capital in excess of par value                                    6,889,379      4,810,369
Undistributed net investment (loss)                              (1,512,372)    (1,210,623)
Undistributed net realized gain on investments                    3,055,715      2,258,386
Net unrealized (depreciation) appreciation of investments          (622,306)       177,856
                                                                   --------        -------
                Net assets (per share 1997 -                      8,341,220      6,458,536
                                                                  ---------      ---------
                $1.46; 1996 - $1.53)

                Total Liabilities and Stockholders' Equity   $    8,455,500   $  6,609,196
                                                                  =========      =========

Statement of Operations: Years ending December 31, 1997 and 1996

                                                         1997           1996
Investment Income: (Note 5)
   Interest from portfolio companies            $     178,695    $     122,255
   Interest from other investments                    174,193           38,730
   Other income                                       104,626           12,921
                                                      -------           ------
                                                      457,514          173,906
                                                      -------          -------
Expenses:
   Salaries                                           320,695          273,258
   Employee benefits                                   34,712           32,188
   Directors' fees                                     40,648           33,830
   Legal fees                                          34,334          106,003
   Professional fees                                   21,377           33,464
   Shareholders and office                            106,862           76,122
   Insurance                                           94,357           94,263
   Corporate development                               74,434           79,557
   Other operating                                     45,092           40,742
                                                       ------           ------
                                                      772,511          769,427
                                                      -------          -------
Investment (loss) before income taxes                (314,997)        (595,521)
   Income tax provision (Note 2)                       12,000           13,000
   Deferred income tax (benefit) (Note 2)             (25,248)        (210,736)
                                                      --------        ---------
Investment (loss) - net                              (301,749)        (397,785)
                                                    ---------        ---------
Realized gain (loss) on investments:
   Net gain (loss) on sales and dispositions        1,106,402         (462,964)
                                                    ---------         ---------
   Net realized gain (loss) on investments          1,106,402         (462,964)
   Deferred income tax provision                      309,073          145,952
                                                      -------          -------
Net realized gain (loss)                              797,329         (608,916)
                                                      -------         ---------
Unrealized appreciation (depreciation) on investments:
   Beginning of period                                337,889         3,236,040
   End of period                                   (1,006,665)          337,889
                                                  -----------           -------
   (Decrease) in unrealized appreciation
   before income taxes                             (1,344,554)      (2,898,151)
   Deferred income tax (benefit) (Note 2)             504,392       (1,030,083)
                                                      -------       -----------
Net (decrease) in unrealized appreciation            (840,162)      (1,868,068)
                                                    ---------       -----------
Net realized and unrealized (loss) on investments     (42,833)      (2,476,984)
                                                     --------       -----------
Net (decrease) in net assets from operations      $  (344,582)    $ (2,874,769)
                                                    =========      ============

Statements of Changes in Net Assets: Years ending December 31, 1997 and 1996
                                                      1997             1996

Net assets at beginning of period (including
undistributed net
investment loss of $397,785 and $409,931,
respectively)                                     $ 6,458,536     $   9,333,305
                                                    ---------      ------------

Operations:
     Net investment (loss)                           (301,749)        (397,785)
     Net realized gain (loss) on investments          797,329         (608,916)
     Net (decrease) in unrealized appreciation
     of investments                                  (840,162)      (1,868,068)
                                                    ---------       -----------
     Net (decrease) in net assets from operations    (344,582)      (2,874,769)
                                                    ---------       -----------
     Net proceeds of private offering               2,227,266                 0
   Net assets at end of period (includes
     undistributed net
     investment loss of $301,749 and $397,785,
     respectively)                                $ 8,341,220     $   6,458,536
                                                   ==========        ==========

Notes to Financial Statements: Years ended December 31, 1997 and 1996

1. Summary Of Significant Accounting Policies

The Corporation operates as a closed-end management investment corporation registered under the Investment Company Act of 1940. It is a publicly held venture capital corporation, founded in 1969, headquartered in Buffalo, New York. The corporation's investment strategy is to provide expansion capital and investment, as well as investment banking and financial advisory services, to companies both inside and outside of the Western New York community.

Investments are stated at fair value as determined in good faith by the Board of Directors, as described in the Notes to Portfolio of Investments on page 5. Certain investments have been determined by the Board of Directors in the absence of readily ascertainable fair values. Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains or losses reported in prior periods. The cost of securities that have, in the Directors' judgment, become worthless, are written off and reported as realized losses.

Temporary cash investments having a maturity of three months or less when purchased are considered to be cash equivalents.

Interest income generally is recorded on the accrual basis except where the investment is valued at less than cost to reflect risk of loss. In such cases, interest is recorded at the time of receipt. A reserve for possible losses on interest receivable is maintained when appropriate.

Net assets per share are based on the number of shares of common stock outstanding during the respective year. The prior years have been restated to show the effects of a twenty-five percent stock distribution that occurred during 1995, 1994 and 1993.

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Income Taxes

Deferred tax assets and liabilities are recorded for temporary differences between the financial statement and tax bases of assets and liabilities using the currently enacted tax rate expected to be in effect when the taxes are actually paid or recovered.

The net deferred tax asset presented in the Statements of Financial Position includes the following:
                                                    1997                1996

   Deferred tax asset - current               $   1,108,096      $   1,004,320
   Deferred tax liability - current                  79,696            253,214
   Net deferred tax asset                     $   1,028,400      $     751,106

The tax effect of the major temporary difference and carryforwards that give rise to the Corporation's net deferred tax asset are as follows:

                                                    1997                 1996

   Operations                                 $      (7,634)     $      (6,020)
   Investments                                      321,560            253,213
   Net operating loss carryforwards                 714,474            689,226
   Capital loss carryforwards                             0            309,073
                                                   --------           --------
   Net deferred tax asset                     $   1,028,400      $     751,106
                                                  =========            =======



The components of income tax expense (benefit) reported in the statement of operations are as follows:
                                                    1997                1996

   Current:
       State                                  $      12,000      $       13,000
                                                     ------              ------

   Deferred:
       (Benefit) on change in unrealized appreciation:
            Federal                                (189,091)          (936,010)
            State                                   (31,476)          (158,857)
                                                   --------           ---------
                                                   (220,567)        (1,094,867)
                                                  ---------         -----------
   Total                                      $    (208,567)     $  (1,081,867)
                                                  =========         ===========

A reconciliation of the benefit for the income taxes at the federal statutory rate to the benefit reported is as follows:

                                                    1997                1996

Net investment (loss) and realized (loss)
   before income taxes (benefit)              $    (553,149)     $  (3,956,636)
                                                  =========         ===========
Expected tax (benefit) at statutory rate
of 34%                                        $    (188,071)     $  (1,295,888)
State - net of federal effect                       (12,854)           (96,264)
Other                                                (7,642)            310,285
                                                    -------             -------
Total                                         $    (208,567)     $  (1,081,867)
                                                  =========         ===========

Deferred income (benefit) taxes of approximately $(393,600) and $172,00 at December_31, 1997 and 1996, respectively, relate to net unrealized (depreciation) appreciation of investments. Such (depreciation) appreciation is not included in taxable income until realized.

Included in deferred taxes on the accompanying statements of financial position is approximately $72,000 and $81,000 at December 31, 1997 and 1996, respectively, applicable to a gain being reported under the installment method for income tax purposes. This amount will be reduced in future periods as payments are received.

At December 31, 1997, the Corporation had a federal and state net operating loss carryforward of approximately $1,789,000 and $1,719,000, respectively, which expire commencing in 2007.


3. Stockholders' Equity

In February 1997, the Corporation completed the sale of 1,482,557 shares of common stock at $1.55 per share via a private placement. The price of the shares was equal to the then current net asset value, making it a non-dilutive transaction.

At December 31, 1997 and 1996, there were 500,000 shares of $10 par value preferred stock authorized and unissued.

Summary of change in capital accounts:

                                                               Undistributed        Net Unrealized
                                         Undistributed Net  Realized Gain (Loss) Appreciation (Depreciation)
                                           Investment Loss     on Investments       on Investments

Balance, December 31, 1995                 $   (812,838)    $   2,867,302        $   2,045,924
Net (decrease) in net assets from operations   (397,785)         (608,916)          (1,868,068)
                                              ---------         ---------          -----------
Balance, December 31, 1996                   (1,210,623)        2,258,386              177,856
Net (decrease) increase in net assets          (301,749)          797,329             (840,162)
                                              ---------           -------             ---------
from operations
Balance, December 31, 1997                 $ (1,512,372)    $   3,055,715        $    (662,306)
                                             ==========         =========             =========

                                                      Common Stock                 Capital in
                                              Shares             Amount           Excess of Par

Balance, December 31, 1995 and 1996          4,225,477      $     422,548         $   4,810,369
Private offering - 1997                      1,482,557            148,256             2,079,010
                                             ---------            -------             ---------
Balance, December 31, 1997                   5,708,034      $     570,804         $   6,889,379
                                             =========            =======             =========

4. Commitments and Contingencies

   Corporation has a deferred compensation agreement which includes health and dental benefits with a former officer of the Corporation. Payments under this agreement are expected to be paid out over the period of January 1, 1996 through September 1, 1999. The amounts under this agreement were accrued as of December 31, 1995 due to all terms of the contract being satisfied by that fiscal year end. The health and dental benefits are accounted for under Statement of Financial Accounting Standards No. 106, " Employers Accounting for Postretirement Benefits Other Than Pensions" (FASB 106), requiring the accrual method of accounting for these benefits. Total accrued deferred compensation under this agreement at December 31, 1997 and 1996 was $95,977 and $132,177, respectively.

5. Transactions with Affiliates

   Interest income from affiliates of the Corporation was $0 and $61,678 for the years ended December 31, 1997 and 1996, respectively.

6. Pension Expense

   In prior years the Corporation sponsored a contributory and non-contributory defined benefit plan (the "Plan"). On September 23, 1996, the Corporation terminated the Plan. Prior to the termination, a former officer received a lump sum payment from the Plan in 1996 of approximately $486,000, and another participant received a lump sum distribution. As of the termination date, the Plan termination liability was $11,527 and was distributed to the two remaining vested participants in 1997. The Plan has ceased to exist as an entity. For the year ended December 31, 1996, total retirement expense amounted to $9,785 and actual contributions to the Plan amounted to $8,040. Defined benefits are not provided under a successor contributory plan.

Schedules of Selected Per Share Data and Ratios: Five Years ended
December 31, 1997

Selected data for each share of capital stock outstanding throughout the five most current years is as follows:

                                                                                       Year ended December 31,
                                                           1997              1996            1995*             1994*          1993*

Investment income (Note 5)                              $    0.08         $   0.04          $  0.09          $  0.07       $  0.13
Expenses                                                     0.14             0.18             0.23             0.17          0.18
                                                             ----             ----             ----             ----          ----
Investment (loss) before income taxes                       (0.06)           (0.14)           (0.14)           (0.10)        (0.05)
Income tax provision (Note 2)                                 .00            (0.05)           (0.05)           (0.03)        (0.01)
                                                              ---           ------            ------           ------       ------
Net investment (loss)                                       (0.06)           (0.09)           (0.09)           (0.07)        (0.04)
Net realized and unrealized gain (loss) on investments      (0.01)           (0.59)           (0.89)            0.18         (0.02)
                                                            ------           ------           ------            ----         ------
Increase (decrease) in net asset value before
    cumulative effect of change in method of accounting     (0.07)           (0.68)           (0.98)            0.11         (0.06)
Cumulative effect of change in method of accounting
    for income taxes (Note 2)                                0.00             0.00             0.00             0.00          0.06
                                                             ----             ----             ----             ----          ----
Increase (decrease) in net asset value                      (0.07)           (0.68)           (0.98)            0.11          0.00
Net asset value - beginning                                  1.53             2.21             3.19             3.07          3.07
Net proceeds from private placement                          0.00             0.00             0.00             0.01          0.00
                                                             ----             ----             ----             ----          ----
Net asset value - ending                                $    1.46         $   1.53          $  2.21          $  3.19       $  3.07
                                                             ====             ====             ====             ====          ====
Ratio of expense to average net assets                       9.26%            9.75%            8.73%            6.13%         5.86%
Ratio of net investment (loss) to average net assets        (3.62)%          (5.04)%          (3.48)%          (2.32)%      (1.11)%
Number of shares outstanding at end of period           5,708,034        4,225,477        4,225,477        4,185,477     3,357,352

*Per share data presented has been restated from prior years to reflect the 25% stock distributions of the Corporation occurring in 1995, 1994 and 1993.

Independent Auditors' Report: Deloitte and Touche LLP

To the Board of Directors and Stockholders
Rand Capital Corporation
Buffalo, New York

   We have audited the accompanying statements of financial position of Rand Capital Corporation, (the "Corporation") as of December 31, 1997 and 1996, including the schedule of portfolio investments as of December 31, 1997, and the related statements of operations and changes in net assets for the years then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and the selected per share data and ratios are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and the selected per share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included examination or confirmation of securities owned as of December 31, 1997 and 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Rand Capital Corporation as of December 31, 1997 and 1996, the results of its operations and changes in its net assets for the years then ended and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

   As explained in Note 1, the financial statements include securities valued at $4,143,541 (50% of net assets), and $4,075,174 (63% of net assets) at December 31, 1997 and 1996, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of changes in investments at cost and realized gain on page 6 for the year ended December 31, 1997 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This schedule is the responsibility of the Corporation's management. Such schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


   January 16, 1998
   Buffalo, NY

Shareholder Information:

Transfer Agent

   Continental Stock Transfer & Trust Company
   2 Broadway
   New York, NY 10004

Shareholders

   The Corporation had approximately 234 record holders of its common stock. This total does not include an estimated 853 shareholders with shares held under beneficial ownership in nominee name or within clearinghouse positions of brokerage firms or banks.

Market Prices

   The common stock of Rand Capital is traded on The NASDAQ SmallCap Market tier of The NASDAQ Stock Market under the symbol: RAND. The following high and low selling prices for the shares during each quarter of the last two years were taken from quotations provided to the Corporation by the National Association of Securities Dealers, Inc.

Stock Selling Price Data
                                1997                            1996
       Quarter          High            Low              High          Low

       1st                2             1 7/16           3 1/2        1 1/
       2nd                2             1                2 1/4        1 3/8
       3rd                1 9/16        1 3/16           2 1/8        1 1/2
       4th                1 13/32          7/8          1 11/16       1 3/16

Notice of Annual Meeting

   The Annual Meeting of Shareholders of Rand Capital Corporation will be held on Tuesday, April 14, 1998 at 10:00 am at the Rand Building, Room 1734, 14 LaFayette Square, Buffalo, New York. All shareholders are encouraged to attend.

Directors
            Reginald B. Newman II     President, NOCO Energy Corporation
              Buffalo, NY             Chairman, Rand Capital Corporation
            Thomas R. Beecher, Jr     President, Beecher Securities Corporation
              Buffalo, NY
            Allen F. Grum             President, Rand Capital Corporation
              Buffalo, NY
            Luiz F. Kahl              President, The Vector Group, LLC
              Buffalo, NY
            Ross B. Kenzie            Retired
              Buffalo, NY
            Willis S. McLeese         Chairman, Colmac Holdings Ltd.
              Toronto, Canada
            Jayne K. Rand Vice        President, M&T Bank
              Buffalo, NY


Officers
            Allen F. Grum                     President
            Nora B. Sullivan                  Executive Vice President
            Daniel P. Penberthy               Chief Financial Officer

Corporate Counsel                                      Independent Accountants

            Hodgson, Russ, Andrews,Woods & Goodyear    Deloitte & Touche LLP
            1800 One M&T Plaza                         KeyBank Tower
            Buffalo, NY 14203                          50 Fountain Plaza,
                                                       Suite 250
                                                       Buffalo, NY 14202

Rand Capital Corporation
            Tel:    716-853-0802
            Fax:    716-854-8480
            Email:  pgrum@randcap.com
                    nsullivan@randcap.com
                    dpenberthy@randcap.com